Noncontrolling Interests	12 Months Ended
Dec. 31, 2011
Noncontrolling Interests

16. Noncontrolling Interests

Logistics Operations

Sunoco is the general partner of the Partnership, which consists of a 2-percent ownership interest and incentive distribution rights, and currently owns a 32-percent interest in the Partnership’s limited partner units. On December 2, 2011, the Partnership completed a three-for-one split of its limited partnership units. The unit split resulted in the issuance of two additional limited partnership units for every one limited partnership unit owned. All limited partnership unit information included in this report is presented on a post-split basis.

In 2009, the Partnership issued 6.75 million limited partnership units in a public offering, generating $110 million of net proceeds. In February 2010, Sunoco received $201 million in cash from the Partnership in connection with a modification of the incentive distribution rights (see below). Also in February 2010, Sunoco sold 6.60 million of its limited partnership units to the public, generating $145 million of net proceeds. In August 2010, the Partnership issued 6.04 million limited partnership units in a public offering, generating $144 million of net proceeds.

Since the issuance/sale of the limited partnership units subsequent to January 1, 2009 and the modification of the incentive distribution rights discussed above did not result in a loss of control of the Partnership, they have been accounted for as equity transactions. As a result, the $110 million of cash proceeds in 2009 from the public equity offering was reflected as an increase in noncontrolling interests ($88 million) and capital in excess of par value ($14 million, net of income taxes). The $145 and $144 million, respectively, of cash proceeds from the February and August 2010 public equity offerings were reflected as increases in noncontrolling interests ($48 and $114 million, respectively) and capital in excess of par value ($58 and $18 million, respectively, net of income taxes). The modification of the incentive distribution rights resulted in a $121 million decrease in noncontrolling interests and a $75 million increase in capital in excess of par value, net of income taxes.

In the third quarter of 2010, the Partnership exercised its rights to acquire additional ownership interests in Mid-Valley and WTG, increasing its ownership interests to 91 and 60 percent, respectively. Since the Partnership obtained a controlling financial interest in both Mid-Valley and WTG, the joint ventures were both reflected as consolidated subsidiaries of Sunoco from the dates of their respective acquisitions. The Partnership recorded an $80 million increase in noncontrolling interests upon consolidation of the joint ventures (Note 2).

In May 2011, the Partnership obtained a controlling financial interest in Inland through a series of transactions involving Sunoco and a third party. As a result, Inland was reflected as a consolidated subsidiary of Sunoco and, in connection therewith, Sunoco recorded a $20 million increase in noncontrolling interests upon consolidation of the entity (Note 2).

In July 2011, the Partnership issued 3.94 million deferred distribution units valued at $98 million and paid $2 million in cash to Sunoco in exchange for the tank farm and related assets located at the Eagle Point refinery. These units will not participate in Partnership distributions until they convert into common units on the one-year anniversary of their issuance. The exchange was accounted for as an equity transaction since the Partnership continues to be a consolidated subsidiary of Sunoco. The transaction resulted in a $12 million decrease in noncontrolling interests and a $7 million increase in capital in excess of par value, net of income taxes. Upon completion of this transaction, Sunoco’s interest in the Partnership’s limited partner units increased to the current 32 percent.

The Partnership distributes to its general and limited partners all available cash (generally cash on hand at the end of each quarter less the amount of cash the general partner determines in its reasonable discretion is necessary or appropriate to provide for the proper conduct of the Partnership’s business). During the 2009-2011 period, the Partnership increased its quarterly distribution per unit from $.33 to $.42.

The following table describes the Partnership’s target distribution levels and distribution allocations between the general partner and the holders of the Partnership’s limited partner units under the current incentive distribution right structure:

	Total Quarterly Distribution Target Amount	Marginal Percentage Interest in Distributions
		General Partner		Unitholders
Minimum Quarterly Distribution	$0.1500	2%		98%
First Target Distribution	up to $ 0.1667	2%		98%
Second Target Distribution	above $ 0.1667 up to $ 0.1917	15	%*	85%
Third Target Distribution	above $ 0.1917 up to $ 0.5275	37	%*	63%
Thereafter	above $ 0.5275	50	%*	50%

*	Includes Sunoco’s 2 percent general partner interest.

During 2011, 2010 and 2009, Sunoco received $98, $91 and $98 million, respectively, from the Partnership representing 47, 48 and 57 percent, respectively, of the Partnership’s total cash distributions. These amounts include $50, $46 and $48 million, respectively, in 2011, 2010 and 2009 attributable to Sunoco’s general partner interest and incentive distribution rights. Sunoco’s share of Partnership distributions is expected to be 47 percent at the Partnership’s current quarterly cash distribution rate but is expected to increase to approximately 49 percent, assuming the Partnership’s current quarterly cash distribution rate and no additional unit issuances, when the deferred distribution units convert to common units in the third quarter of 2012.

Sunoco has agreements with the Partnership which establish fees for administrative services provided by Sunoco and provide indemnifications by Sunoco for certain environmental, toxic tort and other liabilities related to operation of the Partnership’s assets prior to its initial public offering in February 2002. The Partnership also participates in Sunoco’s centralized cash management program under which all of the Partnership’s cash receipts and disbursements are processed together with those of Sunoco and its other subsidiaries through Sunoco’s cash accounts with a corresponding intercompany receivable or payable. In August 2010, the Partnership issued a three-year, subordinated, $100 million note to Sunoco in connection with the funding for its purchase of the butane blending business from Texon. The note was repaid in December 2011.

Discontinued Cokemaking Operations

On July 12, 2011, Sunoco borrowed $300 million from an affiliate of one of SunCoke Energy’s IPO underwriters. On July 26, 2011, an IPO of 13.34 million shares of SunCoke Energy common stock was completed at an offering price of $16 per share. Sunoco’s $300 million borrowing was satisfied at the closing of the SunCoke IPO through an exchange of the 13.34 million shares of SunCoke Energy stock valued at $213 million and a cash payment of $87 million. Sunoco also incurred underwriters’ commissions and other expenses totaling $21 million in connection with the offering. At December 31, 2011, Sunoco maintained a controlling financial interest in SunCoke Energy through its ownership of 81 percent of the outstanding shares of SunCoke Energy common stock. In connection with the SunCoke IPO, Sunoco recorded a $112 million increase in noncontrolling interests and an $80 million increase in capital in excess of par value. On January 17, 2012, the Company completed the separation of SunCoke Energy from Sunoco by distributing its remaining shares of SunCoke Energy common stock to Sunoco shareholders by means of a spin-off. The distribution was in the form of a pro rata stock dividend which entitled Sunoco shareholders of record on January 5, 2012 to receive 0.53 of a share of SunCoke Energy common stock for each share of Sunoco common stock held. The results of operations of SunCoke Energy have been classified as discontinued operations for all periods presented in the consolidated statements of operations and related notes. This transaction was accounted for as a reduction to equity at carrying value in the first quarter of 2012 in accordance with current accounting guidance. SunCoke Energy generally assumed all liabilities associated with Sunoco’s cokemaking business prior to the date of the spin-off. SunCoke Energy is also responsible for all tax liabilities related to Sunoco’s cokemaking business prior to the spin-off. However, SunCoke Energy is not entitled to any refunds which may occur that are applicable to such periods.

In September 2011, SunCoke Energy purchased a portion of the noncontrolling interest in its Indiana Harbor cokemaking operations for $34 million. The transaction was accounted for as an equity transaction and resulted in a $24 million decrease in noncontrolling interests and a $6 million decrease in capital in excess of par value, net of income taxes. The noncontrolling interest in the Indiana Harbor cokemaking operations declined from 34 percent to 15 percent as a result of this transaction.

The following table sets forth the noncontrolling interest balances and the changes to these balances (in millions of dollars):

	Logistics Operations	Discontinued Cokemaking Operations	Total
Balance at December 31, 2008	$367	$71	$438
Noncontrolling interests share of income	107	22	129
Cash distributions	(75)	(19)	(94)
Sale of limited partner units to the public	88	—	88
Other	1	—	1

Balance at December 31, 2009	488	74	562
Noncontrolling interests share of income	186 *	8	194
Cash distributions	(102)	(21)	(123)
Sale of limited partner units to the public	162	—	162
Distribution in connection with modification of incentive distribution rights	(121)	—	(121)
Consolidation of pipeline acquisitions	80	—	80
Other	(1)	—	(1)

Balance at December 31, 2010	692	61	753
Noncontrolling interests share of income	175	—	175
Cash distributions	(121)	(1)	(122)
SunCoke Energy IPO	—	112	112
Issuance of deferred distribution units	(12)	—	(12)
Purchase of Indiana Harbor noncontrolling interest	—	(24)	(24)
Consolidation of pipeline acquisition	20	—	20
Other	3	2	5

Balance at December 31, 2011	$757	$150	$907

*	Includes $69 million attributable to the noncontrolling interests’ share of the $128 million pretax gain from the remeasurement of pre-acquisition equity interests in Mid-Valley and WTG.